Exhibit 10.2

THIRD AMENDMENT TO OPTION AGREEMENT

FOR PURCHASE AND SALE OF REAL PROPERTY

This Third Amendment to Option Agreement for Purchase and Sale of Real Property (“Second Amendment”) is made and entered into as of February 3, 2025 (the “Effective Date”), by and between Homestake Mining Company of California, a California corporation (“Owner”), and DTRC LLC, a Nevada limited liability company (“Option Holder”). Owner and Option Holder sometimes may be referred to in this Contract individually as a “Party”, and collectively as the “Parties.”

RECITALS

A.           Owner and Dakota Territory Resource Corp, a Nevada corporation entered into that certain Option Agreement for Purchase and Sale of Real Property, dated September 7, 2021, (the “Homestake Option Agreement”) as amended on September 30, 2021, and November 20, 2023, to, among other things, extend the option period until March 7, 2026.

B.           Option Holder is the successor entity to Dakota Territory Resource Corp. pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated as of September 10, 2021, between Dakota Gold Corp. (formerly known as JR Resources Corp.), Dakota Territory Resource Corp., DGC Merger Sub I Corp. and DGC Merger Sub II LLC.

C.           Owner and Option Holder wish to amend the Homestake Option Agreement to extend the Option Period.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained in this Second Amendment, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties, hereby covenant and agree as to the following:

1.             Extension of the Option Period. The definition of Option Period in Section 1.37 of the Option Agreement as amended is hereby deleted in its entirety and replaced with the following:

“The period that begins on the Effective Date and ends on the earlier of (a) December 31, 2028, and (b) the date the Option Holder delivers to the Owner the Option Exercise Notice.”

2.            Consideration. In consideration for this Amendment, on the Amendment Effective Date, Option Holder shall provide a payment of $340,000 to Owner on each of the following dates: March 1, 2026, March 1, 2027, and March 1, 2028. Notwithstanding the foregoing, no payments under this provision shall be required after the date upon which the Option Holder delivers to the Administrative Agent the Option Exercise Notice.

3.             Miscellaneous Provisions.

(a)             The Parties agree that, except as specifically modified by this Amendment, the Option Agreement as amended remains in full force and effect in accordance with its terms. This Amendment shall not be construed as a waiver or amendment of any other provision of the Option Agreement or for any purpose, except as expressly set forth herein.

(b)             This Amendment shall be governed by and construed in accordance with the laws of the State of South Dakota without reference to the conflict of law provisions thereof.

(c)             This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment may be validly executed and delivered by facsimile, portable document format (.pdf) or other electronic transmission, and a signature by facsimile, portable document format (.pdf) or other electronic transmission shall be as effective and binding as delivery of a manually executed original signature.

(d)             This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns permitted by the Option Agreement..

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Parties have executed this Contract as of the Effective Date.

OWNER:

HOMESTAKE MINING COMPANY OF CALIFORNIA, a California corporation

By:	/s/ Michael McCarthy
Name:	Michael McCarthy
Title:	Director

OPTION HOLDER

DTRC LLC, a Nevada limited liability company

By:	/s/ Patrick Malone
Name:	Patrick Malone
Title:	On behalf of Dakota Gold Corp., its manager